UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                         Meditech Pharmaceuticals, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                     000-12561                     95-3819300
         ------                     ---------                     ----------
(State of Incorporation)       (Commission File No.)            (IRS Employer
                                                             Identification No.)

          10105 E. Via Linda, #103, PMB-382, Scottsdale, Arizona 75240
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (480) 614-2874
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02. Unregistered Sale of Equity Securities
-------------------------------------------------

     On January 25, 2005, Registrant issued (a) 150,000 shares of common stock of East West Distributors, Inc., a Nevada corporation and wholly owned subsidiary of Registrant ("EWDI"), held by Registrant to Gumersinda Nave in exchange for the cancellation of $303,724.18 principal amount of accrued salary that was due on demand and (b) 150,000 shares of common stock of EWDI held by Registrant to Steven Kern in exchange for the cancellation of $175,000 principal amount of accrued salary that was due on demand. The Debt Exchange Agreement pursuant to which Registrant cancelled its debt to Gumersinda Nave and Steven Kern in exchange for shares of common stock of EWDI held by Registrant is filed herewith as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (c) Exhibits

         1. Debt Exchange Agreement dated January 25, 2005.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MEDITECH PHARMACEUTICALS, INC.
                                            (Registrant)



January 25, 2005                    By: /s/  G.N. Kern
                                       -----------------------------------------
                                             G.N. Kern
                                             Chief Executive Officer

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                                  EXHIBIT INDEX


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    Exhibit #                     Description                            Page #
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       99.1         Debt Exchange Agreement dated January 25, 2005.        1
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